UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 11, 2014

EXCO RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Texas	001-32743	74-1492779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12377 Merit Drive Suite 1700, LB 82 Dallas, Texas	75251
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (214) 368-2084

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

The Offering

On April 16, 2014, EXCO Resources, Inc., a Texas corporation (the “Company”), completed the public offering of $500.0 million aggregate principal amount of 8.500% Senior Notes due 2022 (the “Notes”), which are guaranteed on a senior unsecured basis by the following subsidiaries of the Company (collectively, the “Subsidiary Guarantors”): EXCO Services, Inc., a Delaware corporation, EXCO Partners GP, LLC, a Delaware limited liability company, EXCO GP Partners Old, LP, a Delaware limited partnership, EXCO Partners OLP GP, LLC, a Delaware limited liability company, EXCO Operating Company, LP, a Delaware limited partnership, EXCO Midcontinent MLP, LLC, a Delaware limited liability company, EXCO Equipment Leasing, LLC, a Delaware limited liability company, EXCO Holding (PA), Inc., a Delaware corporation, EXCO Production Company (PA), LLC, a Delaware limited liability company, EXCO Production Company (WV), LLC, a Delaware limited liability company, EXCO Resources (XA), LLC, a Delaware limited liability company, EXCO Land Company, LLC, a Delaware limited liability company, and EXCO Holding MLP, Inc., a Texas corporation. The offering of the Notes was made pursuant to the Company’s automatic shelf registration statement on Form S-3 (Registration No. 333-195126), which was filed on April 8, 2014. The Notes were issued at 100.000% of principal amount.

The Company received proceeds of approximately $490.0 million from the offering, after deducting discounts to the underwriters and estimated offering fees and expenses. The Company used the net proceeds from the offering of the Notes to repay all amounts outstanding under the term loan, and the remainder were used to pay a portion of the revolving commitment under the Company’s amended and restated credit agreement (the “EXCO Resources Credit Agreement”).

Indenture

The terms of the Notes are governed by the Indenture (the “Base Indenture”), dated as of September 15, 2010, by and between the Company and Wilmington Trust Company, as trustee (the “Trustee”), as supplemented by the Third Supplemental Indenture (the “Supplemental Indenture,” and the Base Indenture as supplemented by the Third Supplemental Indenture, the “Indenture”), dated as of April 16, 2014, by and among the Company, the Trustee and the Subsidiary Guarantors. The Notes will mature on April 15, 2022. Interest will accrue on the Notes from April 16, 2014 and will be payable on April 15 and October 15 of each year, commencing on October 15, 2014. The Company may redeem some or all of the Notes at any time on or after April 15, 2017 at the redemption prices specified in the Indenture. The Company may also redeem up to 35% of the Notes using all or a portion of the net proceeds of certain public sales of equity interests completed before April 15, 2017. The Company may also redeem the Notes prior to April 15, 2017 upon payment of the make-whole premium specified in the Indenture. If the Company sells certain of its assets or upon the occurrence of certain changes in control, the Company must offer to repurchase the Notes.

The Notes are unsecured, senior obligations of the Company, rank equal in right of payment with all of the Company’s existing and future unsecured senior indebtedness, senior in right of payment with all of the Company’s existing and future unsubordinated indebtedness and are effectively subordinated to the Company’s existing and future secured indebtedness to the extent of the collateral securing that debt. Other material terms of the Notes and the Indenture are described in the prospectus supplement, dated April 11, 2014, to the prospectus dated April 8, 2014, as filed by the Company and the Subsidiary Guarantors with the Securities and Exchange Commission on April 15, 2014.

The Indenture contains covenants that limit the ability of the Company and the restricted subsidiaries under the Indenture (the “Restricted Subsidiaries”) to:

•	incur additional indebtedness;

•	pay dividends or make other distributions or redeem or repurchase the Company’s capital stock;

•	prepay, redeem or repurchase certain debt;

•	make loans and investments;

•	sell assets;

•	incur liens;

•	enter into transactions with affiliates;

•	alter the business the Company conducts;

•	enter into agreements restricting the Company’s subsidiaries’ ability to pay dividends; and

•	consolidate, merge or sell all or substantially all of the Company’s assets.

The foregoing description of the Indenture is qualified in its entirety by reference to the Base Indenture and the Supplemental Indenture, copies of which are included as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

Underwriting Agreement

The Notes were sold pursuant to an Underwriting Agreement, dated April 11, 2014, by and among J.P. Morgan Securities LLC, as representative of the several underwriters named therein (the “Underwriters”), the Company and the Subsidiary Guarantors (the “Underwriting Agreement”). The Underwriting Agreement contains customary representations, warranties and agreements by the Company and the Subsidiary Guarantors and customary conditions to closing, indemnification obligations of the Company, the Subsidiary Guarantors and the Underwriters, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions.

Certain of the underwriters or their affiliates have engaged, and may in the future engage in investment banking, commercial banking and other financial advisory and commercial dealings with the Company and its affiliates, for which they have received or will receive customary fees and commissions. In particular, certain of the underwriters or their affiliates are agents, arrangers, bookrunners or lenders under the EXCO Resources Credit Agreement, and will receive a portion of the proceeds from this offering in connection with the repayment of the term loan and a portion of the revolving commitment under the EXCO Resources Credit Agreement.

The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement. A copy of the Underwriting Agreement is filed herewith as Exhibit 10.1 and is incorporated by reference herein.

Section 2 – Financial Information

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-balance Sheet Arrangement.

The information provided in Item 1.01 of this Current Report on Form 8-K concerning the Notes, the Indenture and the related guarantees is incorporated by reference into this Item 2.03.

Section 7 – Regulation FD

Item 7.01	Regulation FD Disclosure.

On April 16, 2014, the Company announced the closing of its public offering of the Notes. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 to Current Report on Form 8-K, the information furnished pursuant to Item 7.01 (including Exhibit 99.1 hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act, and such information shall not be deemed incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

4.1	Indenture, dated September 15, 2010, by and between EXCO Resources, Inc. and Wilmington Trust Company, as trustee, filed as an Exhibit to the Company’s Current Report on Form 8-K, dated September 10, 2010 and filed on September 15, 2010 and incorporated by reference herein.

4.2	Third Supplemental Indenture, dated April 16, 2014, by and among EXCO Resources, Inc., certain of its subsidiaries and Wilmington Trust Company, as trustee, including the form of 8.500% Senior Notes due 2022.

5.1	Opinion of Haynes and Boone, LLP with respect to the 8.500% Senior Notes due 2022.

10.1	Underwriting Agreement, dated April 11, 2014, by and among EXCO Resources, Inc., certain of its subsidiaries, and J.P. Morgan Securities LLC, on behalf of itself and the other underwriters listed on Schedule 1 thereto.

23.1	Consent of Haynes and Boone, LLP (included in its opinion filed as Exhibit 5.1).

99.1	Press Release, dated April 16, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXCO RESOURCES, INC.

Date: April 16, 2014	By:	/s/ Mark F. Mulhern
Name: Mark F. Mulhern
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

4.1	Indenture, dated September 15, 2010, by and between EXCO Resources, Inc. and Wilmington Trust Company, as trustee, filed as an Exhibit to the Company’s Current Report on Form 8-K, dated September 10, 2010 and filed on September 15, 2010 and incorporated by reference herein.

4.2	Third Supplemental Indenture, dated April 16, 2014, by and among EXCO Resources, Inc., certain of its subsidiaries and Wilmington Trust Company, as trustee, including the form of 8.500% Senior Notes due 2022.

5.1	Opinion of Haynes and Boone, LLP with respect to the 8.500% Senior Notes due 2022.

10.1	Underwriting Agreement, dated April 11, 2014, by and among EXCO Resources, Inc., certain of its subsidiaries, and J.P. Morgan Securities LLC, on behalf of itself and the other underwriters listed on Schedule 1 thereto.

23.1	Consent of Haynes and Boone, LLP (included in its opinion filed as Exhibit 5.1).

99.1	Press Release, dated April 16, 2014.